UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6290

Legg Mason Partners World Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners International All Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners International All Cap Growth Fund

Annual Report  •  October 31, 2006

What’s

Inside

Fund Objective

The Fund seeks total return on its assets from growth of capital and income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June— its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, oil prices subsequently fell 15% in the latter part of the third quarter.v

International equities also generated positive results during the reporting period and significantly outperformed their U.S. counterparts. During the 12 months ended October 31,

Legg Mason Partners International All Cap Growth Fund         I

2006, the MSCI EAFE Indexvi returned 27.52%. As was the case in the U.S., international equities experienced periods of volatility, but rallied toward the end of period. One notable exception was Japan, as its equity market lagged the MSCI EAFE Index during the reporting period. Mixed economic data and concerns over the likelihood of higher interest rates dragged its market down.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

In addition to the investment manager and subadviser changes discussed above, the Fund’s Board approved Brandywine Global Asset Management, LLC (“Brandywine”) as a new subadviser for the Fund. Brandywine is an affiliate of Legg Mason. Shareholder approval of the new subadvisory agreement between LMPFA and Brandywine has also been obtained. Brandywine is expected to replace ClearBridge as the Fund’s subadviser on or about December 28, 2006.

II         Legg Mason Partners International All Cap Growth Fund

In connection with the new subadvisory agreement between LMPFA and Brandywine, the Fund’s Board also approved changes to the Fund’s investment strategy, benchmark and name. The Fund’s new name will be Legg Mason Partners International All Cap Opportunity Fund. These changes will occur on or about December 28, 2006, in conjunction with the change of subadviser. Please consult the Fund’s current prospectus for more information.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

On December 4, 2006, PFS Investments Inc. became a distributor of the Fund’s Class A and Class B shares. The Fund was formerly known as Smith Barney World Funds, Inc.—International All Cap Growth Portfolio.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we appreciate your continued confidence in our stewardship of your assets. We look forward to helping you to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

Legg Mason Partners International All Cap Growth Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	Source: The Wall Street Journal, 9/29/06.
vi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

IV         Legg Mason Partners International All Cap Growth Fund

Fund Overview

JEFFREY J. RUSSELL

Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets rewarded investors for the twelve months ended October 2006 with strongly positive returns. The global economic recovery provided good corporate earnings gains in many sectors and markets as the fiscal year progressed. Improving cash flows and balance sheets were further positive influences. Merger and acquisition activity occurred at record levels of transactions.

International stocks substantially outperformed U.S. equities during the fiscal year. Those returns were augmented by the decline of the U.S. dollar versus the currencies underlying the Fund’s benchmark, the MSCI EAFE Growth Indexi which contributed over five percentage points to benchmark returns during the reporting period.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         1

Performance Review

For the 12 months ended October 31, 2006, Class A shares of Legg Mason Partners International All Cap Growth Fund, excluding sales charges, returned 24.75%. These shares outperformed the Fund’s unmanaged benchmark the MSCI EAFE Growth Indexi, which returned 24.04% for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 increased 26.17% over the same time frame.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

International All Cap Growth Fund — Class A Shares	1.44%	24.75%

MSCI EAFE Growth Index	1.45%	24.04%

Lipper International Multi-Cap Growth Funds Category Average	1.18%	26.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.03% and Class C shares returned 0.99% over the six months ended October 31, 2006. Excluding sales charges, Class B shares returned 23.72% and Class C shares returned 23.76% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 197 funds for the six-month period and among the 177 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund outperformed the MSCI EAFE Growth Index benchmark this past fiscal year. European markets were the strongest benchmark performers with a 26.70% return (in dollars) compared with 18.51% for the Pacific markets. Returns from the Pacific markets were restrained by the relatively modest advance of the Japanese market, up 14.78% during the reporting period. The Fund was modestly overweight the European markets for most of the fiscal year and was underweight Japanese equities. Our stock selection was beneficial in the consumer staples sector and industrials where the overweight position was also contributory to the Fund’s return.ii

2         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 177 funds in the Fund’s Lipper category, and excluding sales charges.

The top five contributors to the overall portfolio return were Ireland’s Grafton Group (+1.97%), the U.K.’s Serco Group Plc (+1.55%), the U.K.’s Capita Group Plc (+1.28%), Mettler-Toledo International Inc. (+1.15%) and Japan’s Orix Corporation (+1.10%).

What were the leading detractors from performance?

A. The sector weights in the Fund are derived from stock selection. The Fund had no exposure to the strong-performing utility sector; most utilities do not meet the Fund team’s criteria for growth companies. The overweight exposure to information technology detracted from portfolio return as the sector lagged the benchmark.

The top five detractors to overall portfolio return were Japan’s Rakuten Inc. (-.59%), France’s Altran Technologies (-.47%), the U.K.’s Vodafone Group Plc (-.34%), Switzerland’s UBS AG (-.32%) and Japan’s Aisin Seiki Co., Ltd. (-.23%).

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund ended the fiscal year with allocations of 67% Europe, 30% Asia, and 3% in other markets and cash. Our top holdings in the Fund reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management.

Thank you for your investment in the Legg Mason Partners International All Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Advisors, LLC

November 29, 2006

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Grafton Group PLC. (5.1%), Roche Holding AG. (4.0%) Serco Group PLC. (3.9%), Mettler-Toledo International Inc. (3.9%), Capita Group PLC. (3.1%), Indra Sistemas SA. (2.9%), Nokia Oyj. (2.9%), UBS AG. (2.8%), Orix Corp. (2.6%), BP PLC (2.5%). Please refer to pages 10 through 12 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Industrials (21.1%), Information Technology (18.1%), Health Care (14.9%), Financials (13.8%), Energy (8.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The MSCI EAFE Growth Index is an unmanaged index of growth stocks of companies located in Europe, Australasia and the Far East.

ii	RIMES Online MSCI Index performance as of 10/31/06.

4         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.44%	$1,000.00	$1,014.40	1.38%	$7.01

Class B	1.03	1,000.00	1,010.30	2.22	11.25

Class C	0.99	1,000.00	1,009.90	2.24	11.35

(1)	For the six months ended October 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.25	1.38%	$7.02

Class B	5.00	1,000.00	1,014.01	2.22	11.27

Class C	5.00	1,000.00	1,013.91	2.24	11.37

(1)	For the six months ended October 31, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 10/31/06	24.75%	23.72%	23.76%

Five Years Ended 10/31/06	10.28	9.37	9.28

Ten Years Ended 10/31/06	3.35	2.52	2.48

Inception* through 10/31/06	7.56	2.30	4.89

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 10/31/06	18.54%	18.72%	22.76%

Five Years Ended 10/31/06	9.15	9.23	9.28

Ten Years Ended 10/31/06	2.82	2.52	2.48

Inception* through 10/31/06	7.29	2.30	4.89

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (10/31/96 through 10/31/06)	39.06%

Class B (10/31/96 through 10/31/06)	28.27

Class C (10/31/96 through 10/31/06)	27.76

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.

8         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners International All Cap Growth Fund vs. MSCI EAFE Growth Index† (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1996, assuming deduction of the maximum initial sales charge of 5.00% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The MSCI EAFE Growth Index is an unmanaged index of growth companies located in Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. Please note that an investor may not invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         9

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS INTERNATIONAL ALL CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 97.8%
Australia — 1.9%
70,825	Macquarie Bank Ltd.	$4,088,044

Denmark — 1.6%
46,000	Novo Nordisk A/S, Class B Shares	3,476,071

Finland — 2.8%
306,500	Nokia Oyj	6,087,229

France — 5.8%
42,912	Essilor International SA	4,505,151
25,652	Groupe Danone	3,761,161
61,304	Total SA	4,153,679

	Total France	12,419,991

Germany — 4.7%
33,717	BASF AG	2,973,954
15,000	SAP AG	2,986,348
84,955	Stada Arzneimittel AG	4,005,986

	Total Germany	9,966,288

Greece — 1.7%
40,460	EFG Eurobank Ergasias	1,346,663
76,628	Piraeus Bank SA	2,186,399

	Total Greece	3,533,062

Hong Kong — 0.7%
177,000	Hutchison Whampoa Ltd.	1,571,235

Ireland — 7.3%
122,606	Bank of Ireland	2,472,593
5	CRH PLC	177
739,562	Grafton Group PLC*	10,862,535
78,965	Irish Continental Group PLC*	1,285,889
195,262	United Drug PLC	917,750

	Total Ireland	15,538,944

Italy — 1.7%
153,258	Saipem SpA	3,617,295

Japan — 24.3%
63,000	Aisin Seiki Co., Ltd.	1,941,448
82,500	Canon Inc.	4,427,966
60,500	Daikin Industries Ltd.	1,709,040
55,000	Fanuc Ltd.	4,778,719
138,600	Honda Motor Co., Ltd.	4,911,864
86,000	Hoya Corp.	3,327,512
300	Mitsubishi UFJ Financial Group Inc.	3,775,039
25,800	Nidec Corp.	1,976,631

See Notes to Financial Statements.

10         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Japan — 24.3% (continued)
595	NTT Data Corp.	$2,969,397
19,700	ORIX Corp.	5,556,540
250,000	Sharp Corp.	4,461,993
77,000	Shin-Etsu Chemical Co., Ltd.	5,055,556
107,300	Terumo Corp.	4,344,539
79,000	Trend Micro Inc.	2,535,953

	Total Japan	51,772,197

Mexico — 2.2%
1,366,400	Wal-Mart de Mexico SA de CV	4,745,854

Netherlands — 1.9%
91,955	ING Groep NV, CVA	4,076,512

Norway — 1.4%
166,100	Acergy SA*	3,005,788

Spain — 2.9%
274,025	Indra Sistemas SA	6,089,732

Sweden — 2.6%
110,000	Assa Abloy AB	2,118,462
114,700	Atlas Copco AB, Class A Shares	3,353,197

	Total Sweden	5,471,659

Switzerland — 14.0%
119,641	Mettler-Toledo International Inc.*	8,213,355
9,502	Nestle SA	3,250,050
66,821	Novartis AG	4,060,187
48,000	Roche Holding AG	8,409,803
98,086	UBS AG	5,865,188

	Total Switzerland	29,798,583

United Kingdom — 18.7%
150,000	BG Group PLC	1,990,886
472,035	BP PLC	5,251,709
643,684	Capita Group PLC	6,620,936
570,000	Cobham PLC	2,091,217
81,955	Rio Tinto PLC	4,523,053
1,234,303	Serco Group PLC	8,361,960
214,561	Smith & Nephew PLC	2,097,446
350,768	Tesco PLC	2,634,042
459,774	Tomkins PLC	2,132,105
1,610,820	Vodafone Group PLC	4,149,910

	Total United Kingdom	39,853,264

United States — 1.6%
153,674	News Corp., Class B Shares	3,340,873

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $101,275,034)	208,452,621

See Notes to Financial Statements.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         11

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 2.1%
Repurchase Agreement — 2.1%
$4,429,000	State Street Bank & Trust Co., dated 10/31/06, 4.820% due 11/1/06; Proceeds at maturity — $4,429,593; (Fully collateralized by U.S. Treasury Bond, 5.500% due 8/15/28; Market value — $4,521,419) (Cost — $4,429,000)	$4,429,000

	TOTAL INVESTMENTS — 99.9% (Cost — $105,704,034#)	212,881,621
	Other Assets in Excess of Liabilities — 0.1%	121,347

	TOTAL NET ASSETS — 100.0%	$213,002,968

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $108,284,338.

Abbreviation used in this schedule:
CVA	— Certificaaten van aandelen (Share Certificates)

Summary of Investments by Sector†

Industrials	21.1%
Information Technology	18.1
Health Care	14.9
Financials	13.8
Energy	8.5
Consumer Discretionary	6.9
Consumer Staples	6.8
Materials	5.9
Telecommunication Services	1.9
Short-Term Investment	2.1

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.

12         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $105,704,034)	$212,881,621
Foreign currency, at value (Cost — $255,785)	259,095
Cash	172
Dividends and interest receivable	339,241
Receivable for Fund shares sold	74,158
Prepaid expenses	25,189

Total Assets	213,579,476

LIABILITIES:
Payable for Fund shares repurchased	211,941
Investment management fee payable	151,970
Transfer agent fees payable	58,859
Distribution fees payable	36,890
Directors’ fees payable	1,082
Accrued expenses	115,766

Total Liabilities	576,508

Total Net Assets	$213,002,968

NET ASSETS:
Par value (Note 6)	$14,918
Paid-in capital in excess of par value	90,030,977
Overdistributed net investment income	(223,234)
Accumulated net realized gain on investments and foreign currency transactions	15,994,624
Net unrealized appreciation on investments and foreign currencies	107,185,683

Total Net Assets	$213,002,968

Shares Outstanding:
Class A	9,025,998

Class B	1,564,273

Class C	4,328,085

Net Asset Value:
Class A (and redemption price)	$14.84

Class B *	$13.70

Class C *	$13.31

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.00%)	$15.62	†

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
†	Based upon a single purchase of less than 25,000.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         13

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$4,188,355
Interest	32,711
Income from securities lending	3,993
Less: Foreign taxes withheld	(260,652)

Total Investment Income	3,964,407

EXPENSES:
Investment management fee (Note 2)	1,768,814
Distribution fees (Notes 2 and 4)	1,104,607
Transfer agent fees (Notes 2 and 4)	289,258
Shareholder reports (Note 4)	88,185
Legal fees	60,571
Custody fees	57,943
Registration fees	53,868
Audit and tax	32,235
Merger and proxy fees	28,952
Directors’ fees	24,419
Directors’ retirement expenses	12,967
Insurance	7,169
Miscellaneous expenses	15,970

Total Expenses	3,544,958
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(42,791)

Net Expenses	3,502,167

Net Investment Income	462,240

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	15,994,630
Foreign currency transactions	1,739

Net Realized Gain	15,996,369

Change in Net Unrealized Appreciation/Depreciation From:
Investments	28,703,861
Foreign currencies	18,780

Change in Net Unrealized Appreciation/Depreciation	28,722,641

Net Gain on Investments and Foreign Currency Transactions	44,719,010

Increase in Net Assets From Operations	$45,181,250

See Notes to Financial Statements.

14         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005
OPERATIONS:
Net investment income	$462,240	$1,691,010
Net realized gain	15,996,369	79,575,385
Change in net unrealized appreciation/depreciation	28,722,641	(33,727,449)

Increase in Net Assets From Operations	45,181,250	47,538,946

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,284,589)	(1,299,001)
Net realized gains	(33,761,173)	(24,607,094)

Decrease in Net Assets From Distributions to Shareholders	(36,045,762)	(25,906,095)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	29,242,675	28,953,427
Reinvestment of distributions	33,934,498	13,735,795
Cost of shares repurchased	(61,744,947)	(222,245,850)

Increase (Decrease) in Net Assets From Fund Share Transactions	1,432,226	(179,556,628)

Increase (Decrease) in Net Assets	10,567,714	(157,923,777)
NET ASSETS:
Beginning of year	202,435,254	360,359,031

End of year*	$213,002,968	$202,435,254

* Includes undistributed (overdistributed) net investment income of:	$(223,234)	$1,568,436

See Notes to Financial Statements.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         15

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.31	$13.15	$11.58	$9.79	$11.82

Income (Loss) From Operations:
Net investment income	0.08	0.07	0.04	0.08	0.01
Net realized and unrealized gain (loss)	3.00	2.04	1.62	1.71	(2.04)

Total Income (Loss) From Operations	3.08	2.11	1.66	1.79	(2.03)

Less Distributions From:
Net investment income	(0.18)	(0.03)	(0.09)	—	—
Net realized gains	(2.37)	(0.92)	—	—	—

Total Distributions	(2.55)	(0.95)	(0.09)	—	—

Net Asset Value, End of Year	$14.84	$14.31	$13.15	$11.58	$9.79

Total Return(2)	24.75%	16.64%	14.40%	18.28%	(17.17)%

Net Assets, End of Year (000s)	$133,978	$126,778	$124,740	$124,187	$124,160

Ratios to Average Net Assets:
Gross expenses	1.38%	1.39%	1.36%	1.30%	1.37%
Net expenses	1.36 (3)	1.39	1.31 (3)	1.30	1.37
Net investment income	0.55	0.54	0.33	0.81	0.06

Portfolio Turnover Rate	8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.39	$12.43	$10.97	$9.35	$11.38

Income (Loss) From Operations:
Net investment income (loss)	(0.04)	(0.04)	(0.06)	0.00 (2)	(0.08)
Net realized and unrealized gain (loss)	2.79	1.92	1.54	1.62	(1.95)

Total Income (Loss) From Operations	2.75	1.88	1.48	1.62	(2.03)

Less Distributions From:
Net investment income	(0.07)	—	(0.02)	—	—
Net realized gains	(2.37)	(0.92)	—	—	—

Total Distributions	(2.44)	(0.92)	(0.02)	—	—

Net Asset Value, End of Year	$13.70	$13.39	$12.43	$10.97	$9.35

Total Return(3)	23.72%	15.64%	13.46%	17.33%	(17.84)%

Net Assets, End of Year (000s)	$21,429	$22,560	$26,168	$36,988	$46,919

Ratios to Average Net Assets:
Gross expenses	2.23%	2.22%	2.18%	2.04%	2.17%
Net expenses	2.22 (4)	2.22	2.14 (4)	2.04	2.17
Net investment income (loss)	(0.32)	(0.28)	(0.53)	0.01	(0.75)

Portfolio Turnover Rate	8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.07	$12.17	$10.73	$9.16	$11.16

Income (Loss) From Operations:
Net investment loss	(0.04)	(0.05)	(0.07)	(0.02)	(0.09)
Net realized and unrealized gain (loss)	2.72	1.87	1.51	1.59	(1.91)

Total Income (Loss) From Operations	2.68	1.82	1.44	1.57	(2.00)

Less Distributions From:
Net investment income	(0.07)	—	—	—	—
Net realized gains	(2.37)	(0.92)	—	—	—

Total Distributions	(2.44)	(0.92)	—	—	—

Net Asset Value, End of Year	$13.31	$13.07	$12.17	$10.73	$9.16

Total Return(2)	23.76%	15.47%	13.42%	17.14%	(17.92)%

Net Assets, End of Year (000s)	$57,596	$53,097	$51,499	$53,177	$53,156

Ratios to Average Net Assets:
Gross expenses	2.26%	2.33%	2.31%	2.24%	2.22%
Net expenses	2.23 (3)	2.33	2.25 (3)	2.24	2.22
Net investment loss	(0.32)	(0.39)	(0.62)	(0.17)	(0.79)

Portfolio Turnover Rate	8%	14%	22%	47%	30%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners International All Cap Growth Fund (formerly known as International All Cap Growth Portfolio) (the “Fund”), is a separate diversified investment fund of Legg Mason Partners World Funds, Inc. (formerly known as Smith Barney World Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         19

Notes to Financial Statements (continued)

market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

20         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$28,952	—	$(28,952)
(b)	1,727	$(1,727)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         21

Notes to Financial Statements (continued)

Prior to the Legg Mason transaction and continuing under a new investment management agreement, effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly in accordance the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $42,791.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $97,403 to CTB. In addition, for the period ended October 31, 2006, the Fund also paid $4,667 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

22         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$15,000	$1,000

Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$15,710,196

Sales	54,756,106

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$105,635,973
Gross unrealized depreciation	(1,038,690)

Net unrealized appreciation	$104,597,283

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         23

Notes to Financial Statements (continued)

For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$325,450	$129,107	$47,137
Class B	219,745	37,981	15,701
Class C	559,412	122,170	25,347

Total	$1,104,607	$289,258	$88,185

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2006	Year Ended October 31, 2005
Net Investment Income:
Class A	$1,799,305	$314,818
Class B	140,365	—
Class C	344,919	—
Class Y†	—	984,183

Total	$2,284,589	$1,299,001

Net Realized Gains:
Class A	$20,442,936	$8,591,910
Class B	3,868,028	1,827,772
Class C	9,450,209	3,837,685
Class Y†	—	10,349,727

Total	$33,761,173	$24,607,094

†	On July 19, 2005, Class Y shares were fully redeemed.

6.	Capital Shares

At October 31, 2006, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,028,401	$14,305,584	1,101,558	$15,133,976
Shares issued on reinvestment	1,639,981	20,835,654	633,138	8,376,407
Shares repurchased	(2,501,668)	(34,348,045)	(2,360,496)	(32,430,925)

Net Increase (Decrease)	166,714	$793,193	(625,800)	$(8,920,542)

24         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Class B
Shares sold	238,625	$3,047,821	294,446	$3,799,704
Shares issued on reinvestment	315,379	3,697,784	135,190	1,685,824
Shares repurchased	(674,613)	(8,640,639)	(850,632)	(10,962,868)

Net Decrease	(120,609)	$(1,895,034)	(420,996)	$(5,477,340)

Class C
Shares sold	952,464	$11,889,270	794,493	$10,019,572
Shares issued on reinvestment	825,051	9,401,060	301,216	3,671,825
Shares repurchased	(1,510,480)	(18,756,263)	(1,267,422)	(15,946,966)

Net Increase (Decrease)	267,035	$2,534,067	(171,713)	$(2,255,569)

Class Y†
Shares sold	—	—	12	$175
Shares issued on reinvestment	—	—	130	1,739
Shares repurchased	—	—	(11,816,382)	(162,905,091)

Net Decrease	—	—	(11,816,240)	$(162,903,177)

†	On July 19, 2005, Class Y shares were fully redeemed.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions from Long-Term Capital Gains:

Record Date	Payable Date	Class A	Class B	Class C
12/7/06	12/8/06	$1.083917	$1.083917	$1.083917

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$3,863,287	$1,299,001
Net Long-term Capital Gains	32,182,475	24,607,094

Total Distributions Paid	$36,045,762	$25,906,095

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,370,037
Undistributed long-term capital gains — net	15,994,624

Total undistributed earnings	$18,364,661
Other book/tax temporary differences(a)	(12,967)
Unrealized appreciation/(depreciation)(b)	104,605,379

Total accumulated earnings/(losses) — net	$122,957,073

(a)	Other book/tax temporary differences are attributable primarily to the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment Manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

26         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements (continued)

pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding divi -

28         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Notes to Financial Statements (continued)

dends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies.

Shareholder approval was obtained on December 11, 2006. These matters generally are expected to be implemented during the first half of 2007.

12. Subsequent Events

Effective December 4, 2006, PFS Investments Inc. became a principal underwriter and distributor of the Fund’s Class A and Class B shares.

In addition, effective December 28, 2006, Brandywine Global Asset Management, LLC (“Brandywine”) will become the new subadviser to the Fund replacing ClearBridge. Also, in connection with the new subadvisory arrangement, the Fund’s investment strategy, benchmark and name will change. The Fund’s new name will be Legg Mason Partners International All Cap Opportunity Fund.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its finan -

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

cial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30         Legg Mason Partners International All Cap Growth Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners World Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners International All Cap Growth Fund (formerly International All Cap Growth Portfolio), a series of Legg Mason Partners World Funds, Inc. (formerly Smith Barney World Funds, Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners International All Cap Growth Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners International All Cap Growth Fund 2006 Annual Report         31

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 23, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreements between the Manager and each of ClearBridge Advisors, LLC (“ClearBridge”) (formerly CAM North America, LLC) and Brandywine Global Asset Management, LLC (“Brandywine”) (each a “Subadviser” and each agreement a “New Subadvisory Agreement”). The New Management Agreement with the Manager and the New Subadvisory Agreement with ClearBridge replaced the Fund’s prior management agreement with Smith Barney Fund Management, LLC and were entered into in connection with an internal reorganization of Legg Mason, the parent organization of the Manager, the prior manager and each Subadviser. The New Subadvisory Agreement between the Manager and Brandywine was approved by the Board Members, subject to shareholder approval, with the intent that following shareholder approval, Brandywine would replace ClearBridge as the Fund’s sub-investment adviser. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the applicable Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team at ClearBridge was expected to be the same as the team then managing the Fund. The Board Members further noted Brandywine has not previously provided services to the Fund but has investment expertise and strong track records managing products having an investment style similar to that of the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by each Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and ClearBridge took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered information presented by representatives of Brandywine about Brandywine’s investment advisory capabilities. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and each Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board

32         Legg Mason Partners International All Cap Growth Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Members further considered the financial resources available to the Manager, each Subadviser and Legg Mason. The Board

Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, and particularly in light of the New Subadvisory Agreement with Brandywine, subject to shareholder approval, supported approval of the New Management Agreement and New Subadvisory Agreement with ClearBridge. The Board Members further considered information provided about the performance of funds advised by Brandywine with a similar investment style as to the Fund.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to each Subadviser in light of the nature, extent and quality of the investment advisory services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and each New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability

Legg Mason Partners International All Cap Growth Fund          33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement with predecessors of the Manager and ClearBridge, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and each New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of Legg Mason’s counsel that the New Management Agreement and the New Subadvisory Agreement with ClearBridge were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. The Board Members noted that the New Subadvisory Agreement with Brandywine required shareholder approval.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement with ClearBridge. The Board, including the Independent Board Members, also approved the New Subadvisory Agreement between the Manager and Brandywine, subject to shareholder approval. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and each New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or either Subadviser were present.

34         Legg Mason Partners International All Cap Growth Fund

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners International All Cap Growth Fund (formerly known as International All Cap Growth Fund) (the “Fund”) are managed under the direction of the Board of Directors of the Legg Mason Partners World Funds, Inc. (formerly known as Smith Barney World Funds, Inc.) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd St., 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (media management operations); SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Ave., Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC (since 1998): President and Director, 175 E. 62nd St. Corp (real estate) (since 2002)	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1945	Director	Since 1994	Independent Consultant (since 2001); formerly, owner of Lacey & Heilbron (communications consulting) (1993 to 2001)	11	None

Legg Mason Partners International All Cap Growth Fund          35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2006	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

36         Legg Mason Partners International All Cap Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Jeffrey J. Russell, CFA ClearBridge Advisors, LLC 399 Park Avenue New York, NY 10022 Birth Year: 1957	Vice President and Investment Officer	Since 1994	Managing Director of ClearBridge Advisors, LLC	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason; Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002 Managing Director–International Audit & Risk Renewal Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners International All Cap Growth Fund         37

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds Directors (the “Board Members”). The following tables provide the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members, (2) New Sub-advisory Agreement (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees:
Paul R. Ades	9,282,375,861	304,290,001	0.000	0.000
Andrew L. Breech	9,291,835,192	294,830,670	0.000	0.000
Dwight B. Crane	9,284,232,972	302,432,890	0.000	0.000
Robert M. Frayn, Jr.	9,275,480,126	311,185,736	0.000	0.000
Frank G. Hubbard	9,281,622,914	305,042,948	0.000	0.000
Howard J. Johnson	9,285,612,910	301,052,952	0.000	0.000
David E. Maryatt	9,280,916,972	305,748,890	0.000	0.000
Jerome H. Miller	9,290,973,796	295,692,066	0.000	0.000
Ken Miller	9,286,013,577	300,652,285	0.000	0.000
John J. Murphy	9,296,400,120	290,265,742	0.000	0.000
Thomas T. Schlafly	9,284,382,655	302,283,207	0.000	0.000
Jerry A. Viscione	9,290,002,059	296,663,803	0.000	0.000
R. Jay Gerken, CFA	9,285,952,567	300,713,295	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: New Sub-advisory Agreement.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Sub-advisory Agreement	7,119,957,220	233,059,128	258,091,821	432,625,000

Proposal 3: Revise Fundamental Investment Policies.

Item Voted On	Votes For	Votes Against	Abstentions	Non-Votes
Borrowing Money	7,151,458,171	258,875,734	200,774,264	432,625,000
Underwriting	7,134,962,779	276,018,148	200,127,242	432,625,000
Lending	7,122,135,735	286,901,057	202,071,377	432,625,000
Issuing Senior Securities	7,095,162,163	278,612,384	237,333,622	432,625,000
Real Estate	7,156,361,827	246,338,302	208,408,040	432,625,000
Commodities	7,126,044,100	294,355,453	190,708,616	432,625,000
Concentration	7,141,430,786	244,032,498	225,644,885	432,625,000
Diversification	7,146,905,044	244,971,962	219,231,163	432,625,000
Fundamental to Non-Fundamental	7,102,631,662	314,887,981	193,588,526	432,625,000

38         Legg Mason Partners International All Cap Growth Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/8/2005		12/27/2005
Payable Date:	12/9/2005		12/28/2005

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%		100.00%

Foreign Source Income	72.35	%*	72.35	%*

Foreign Taxes Paid Per Share	$0.004165		$0.005165

Long-Term Capital Gain Dividend	$2.254631		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Partners International All Cap Growth Fund          39

Legg Mason Partners International All Cap Growth Fund

DIRECTORS Robert A. Frankel Michael E. Gellert R. Jay Gerken, CFA Chairman Rainer Greeven Susan M. Heilbron

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Brandywine Global Asset Management, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners International All Cap Growth Fund but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD01936 12/06	SR06-211

Legg Mason Partners International All Cap Growth Fund

The Fund is a separate investment fund of the Legg Mason Partners World Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS INTERNATIONAL ALL CAP GROWTH FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert A. Frenkel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frenkel as the Audit Committee’s financial expert. Mr. Frenkel is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,000 in 2005 and $56,000 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $7,500 in 2005 and $0 in 2006. These services consisted of procedures performed in connection with the Review of the Annual Registration Statement filed on Form N-1A of the Legg Mason Partners Inflation Management Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners World Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners World Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners World Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners World Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners World Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners World Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners World Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners World Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners World Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners World Funds, Inc.

Date:	January 8, 2007